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                     BERGER IPT - SMALL COMPANY GROWTH FUND
                            BERGER IPT - GROWTH FUND

                         SUPPLEMENT DATED JULY 19, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2002

         Effective July 19, 2002, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of Berger IPT - Small Company Growth Fund. Also effective July 19, 2002, Berger Financial Group LLC Vice President and Portfolio Manager Steven
L. Fossel will join Mr. Tracey as portfolio manager of Berger IPT - Growth Fund. Messrs. Tracy and Fossel will manage Berger IPT - Growth Fund as a team.

         The section "Organization of the Funds" of the Prospectus is amended accordingly.